Exhibit 10.7

Certain confidential information contained in this exhibit have been omitted by means of redacting a portion of the text and replacing it with [***], pursuant to Regulation S-K Item 601(b)(10) of the Securities Act of 1933, as amended. Certain confidential information has been excluded from this exhibit because it is: (i) not material; and (ii) the registrant treats such information as private or confidential.

SECOND AMENDMENT TO LICENSE AGREEMENT BETWEEN NOVAN, INC. AND SATO PHARMACEUTICAL CO., LTD.

This Second Amendment to the License Agreement (the “Second Amendment”), is made and entered into as of October 5, 2018 (the “Second Amendment Effective Date”) by and between Novan, Inc., a Delaware corporation having an address at 4105 Hopson Road, Morrisville, North Carolina 27560, USA (“Novan”) and Sato Pharmaceutical Co., Ltd., a Japanese corporation having an address at 1-5-27, Moto-Akasaka, Minato-ku, Tokyo 107-0051, Japan (“Sato”). Novan and Sato shall also be referred to individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, the Parties have previously entered into a License Agreement, dated as of January 12, 2017 and amended on January 12, 2017 (as amended, the “Agreement”); and

WHEREAS, the Parties wish to further amend the Agreement to add one additional product based on the Compound and to amend certain payment terms and conditions of the Agreement as provided below.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties agree as follows:

AGREEMENT

1.	Defined Terms. All capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Agreement.

2.	Definitions. The following defined terms are hereby added to Section 1 of the Agreement as follows:

1.108       “Acne Licensed Product” means any topical finished dosage form that (i) contains the Compound and (ii) meets the Specifications for the “Acne Licensed Product” as specified in Annex 3, or, subject to Section 4.3, the Modified Specifications therefor.

1.109       “Antiviral Licensed Product” means any topical finished dosage form that (i) contains the Compound and (ii) meets the Specifications for the “Antiviral Licensed Product” as specified in Annex 3, or, subject to Section 4.3, the Modified Specifications therefor.

3.	Section 1.14. Section 1.14 shall be amended and restated in its entirety to read as follows:

1.14       “Competing Product” means [***] product for [***].

4.	Section 1.46. Section 1.46 shall be amended and restated in its entirety to read as follows:

1.46       “Licensed Field” means: (a) with respect to the Acne Licensed Product, the treatment of acne vulgaris in humans; and (b) with respect to the Antiviral Licensed Product, the treatment of viral infections of the skin in humans, including warts and molluscum contagiosum.

5.	Section 1.47. Section 1.47 shall be amended and restated in its entirety to read as follows:

1.47       “Licensed Product” means, individually or collectively, as applicable, the Acne Licensed Product and the Antiviral Licensed Product.

6.	Section 1.83(i). Section 1.83(i) shall be amended and restated in its entirety to read as follows:

(i)        the number and description of Licensed Products sold or otherwise disposed of and the applicable NHI Price therefor;

7.	Section 1.94. Section 1.94 shall be amended and restated in its entirety to read as follows:

1.94       “Specifications” means the specifications set forth in Annex 3 for the Licensed Products; or, in each case, if applicable, the Modified Specifications therefor.

8.	Section 2.4(iii). The first sentence of Section 2.4(iii) shall be amended and restated in its entirety to read as follows (with the remainder of Section 2.4(iii) remaining unchanged):

(iii)       JC Meetings. The JC shall meet at least once every [***] for so long as any Licensed Product remains in development by Sato (directly or through its Affiliates or sublicensees) under this Agreement and at least [***] every year thereafter, in each case at times mutually agreed upon by the Parties.

9.	Section 14.1. Section 14.1 shall be amended and restated in its entirety to read as follows:

14.1       Payments. In consideration of the licenses and other rights granted to Sato herein, Sato shall pay to Novan the following one-time, lump sum payments on occurrence of the corresponding events.

UPFRONT PAYMENT (the “Upfront Payment”)

Upon the Effective Date	1.25 billion JPY

SECOND AMENDMENT UPFRONT PAYMENT (the “Second Amendment Upfront Payment”)

Upon the Second Amendment Effective Date, 1.25 billion JPY, which shall be paid in installments upon the dates set forth below:

Second Amendment Effective Date	0.25 billion JPY
February 14, 2019	0.5 billion JPY
September 13, 2019	0.5 billion JPY

DEVELOPMENT MILESTONE PAYMENTS

Upon [***].	[***]
Upon [***].	[***]
Upon [***].	[***]
Upon [***].	[***]

SALES MILESTONE PAYMENTS

One-time sales milestone payments shall be made by Sato to Novan upon the first achievement of each of the following annual Net Sales milestones, based on aggregate Net Sales of all Licensed Products:

Annual Net Sales of [***]	[***]
Annual Net Sales of [***]	[***]
Annual Net Sales of [***]	[***]
Annual Net Sales of [***]	[***]
Annual Net Sales of [***]	[***]

For avoidance of doubt, if two or more of the foregoing milestones shall be achieved in the same calendar year, the payments corresponding to each such milestone shall be payable to Novan with respect to such calendar year.

10.	Section 14.3. Section 14.3 shall be amended and restated in its entirety as follows:

14.3       Notification. Sato shall notify Novan of the achievement of each of the development milestones set forth in Section 14.1 within [***] of its achievement, and each of the sales milestones set forth in Section 14.1 within [***] after Sato closes its books for the relevant annual period in which such sales milestone payment becomes due. All payments under Section 14.1 shall be made within [***] after Sato receives the relevant invoice from Novan, except that (i) the Upfront Payment due pursuant to Section 14.1 shall be made within [***] after the Effective Date, (ii) the first installment of the Second Amendment Upfront Payment shall be made within [***] after the Second Amendment Effective Date, and (iii) the second and third installments of the Second Amendment Upfront Payment shall each be made within [***] after the date of the relevant invoice from Novan. All payments under Section 14.1 shall be made without setoff or deduction of any kind, other than pursuant to [***].

11.	Section 15.1. Section 15.1 shall be amended and restated in its entirety as follows:

15.1       Royalty. In consideration of the rights granted to Sato herein, Sato shall pay to Novan a royalty on the applicable portion of aggregate annual Net Sales of all Licensed Products in the Licensed Territory during the Term as follows, subject to Section 15.2:

(i)         [***] of the portion of aggregate annual Net Sales in the Licensed Territory of all Licensed Products below [***];

(ii)        [***] of the portion of aggregate annual Net Sales in the Licensed Territory of all Licensed Products equal to or exceeding [***] and below [***]; and

(iii)       [***] of the portion of aggregate annual Net Sales in the Licensed Territory of all Licensed Products equal to or exceeding [***].

12.	Section 15.2. Section 15.2 shall be amended and restated in its entirety as follows:

15.2       Royalty Term; Reduction. Royalties shall be payable in the Licensed Territory for the duration of the Term. If during the Term (i) no Licensed Product (including without limitation its manufacture, use or sale) remains Covered by a Valid Claim in the Licensed Territory, and (ii) the Marketing Exclusivity with respect to all Licensed Products in the Licensed Territory has expired, then the royalty rate applicable shall be reduced by [***] for the remainder of the Term in the Licensed Territory.

13.	Section 18.1. Section 18.1 shall be amended and restated in its entirety as follows:

18.1       Term. The term of this Agreement shall commence as of the Effective Date and, unless sooner terminated as specifically provided in this Agreement, shall continue in effect until the twentieth (20th) anniversary of the First Commercial Sale (the “Term”), unless terminated earlier pursuant to Section 19. This Agreement may be renewed by mutual written agreement of the Parties for additional two (2) year periods following expiration of the Term.

14.	Annex 2. Annex 2 of the Agreement is hereby replaced in its entirety by Annex 2 attached hereto.

15.	Annex 3. Annex 3 of the Agreement is hereby replaced in its entirety by Annex 3 attached hereto.

16.	Upfront Payment. Novan acknowledges that it received payment of the Upfront Payment from Sato on January 19, 2017.

17.	Reaffirmation of Other Terms and Conditions. The Agreement shall remain in full force and effect, as amended hereby, and as so amended, the Parties hereby reaffirm their respective rights and obligations hereunder.

18.	The Parties acknowledge and agree that Article 23 and Article 24 of the Agreement shall apply to this Second Amendment as if fully set forth herein.

19.	The Parties may execute this Second Amendment in multiple counterparts, each of which shall be an original and all of which together shall constitute, together with the Agreement, one legal instrument.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have signed and delivered this Second Amendment as of the date first written above.

Novan, Inc.	Sato Pharmaceutical Co., Ltd.

/s/ G. Kelly Martin	/s/ Seiichi Sato

By: Kelly Martin, CEO	By: Seiichi Sato, President and CEO

Date: October 5, 2018	Date: October 4, 2018

Annex 2: Patent List

Application No.	Title	Filing Date; Licensed Territory Numbers	Countries where Application was Filed & Status
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Annex 3: Specifications

[***]